SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 25, 2004

CROSSROADS SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-30362

(Commission File Number)

Delaware	74-2846643

(State of Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

8300 North MoPac Expressway, Austin, Texas	78759

(Address of Principal Executive Offices)	(Zip Code)

(512) 349-0300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01 Other Events.
SIGNATURE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 25, 2004, both Brian R. Smith and William P. Wood tendered their resignation from the Board of Directors, effective immediately. Richard D. Eyestone will replace Mr. Wood on the Audit Committee, pending the selection of a director to fill the vacancy created by Mr. Wood’s resignation. Mr. Smith did not serve on any committees of the Board of Directors.

Item 8.01 Other Events.

David Riegel has been selected by the Board to serve as Chairman of the Board, replacing Brian R. Smith in this role. Mr. Riegel also retains the role of “lead independent director.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS SYSTEMS, INC.

Dated: October 28, 2004	By:	/s/ Rob Sims

Rob Sims President and Chief Executive Officer